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                                                                 Exhibit 10.4.18
                                 CONTINUING GUARANTY



IN CONSIDERATION of and in order to induce Chrysler Credit Corporation (hereinafter referred to as "Lender") to extend credit in any form whatsoever to Landers Auto Sales, Inc., 1701 I-30, Frontage Rd., Benton, AR 72015 (hereinafter referred to as "Debtor") including, but not limited to, (i) the financing of inventory, fixtures and personal property, (ii) the loan of money in any form whatsoever, (iii) the purchase, acceptance or discounting of notes, retail installment contracts, chattel mortgages, security agreements, trust receipts, leases, instruments or other evidences of indebtedness or contractual obligations of or from Debtor or endorsed or guaranteed in any manner by Debtor,
(iv) and generally to engage in financial accomodations and do business with Debtor, the undersigned (hereinafter singularly and collectively referred to as "Guarantor") hereby covenants and agrees with Lender as follows:

1. Guarantor, as a primary obligor, jointly and severally, hereby unconditionally guarantees to Lender the full and prompt payment when due of all indebtedness (as hereafter defined) of Debtor due and to become due the Lender and the full, prompt and faithful discharge of all present and future obligations owed to or assigned to Lender. The Lender may have immediate recourse against Guarantor for full and immediate payment of the Indebtedness at any time after the Indebtedness, or any part thereof, has not been paid in full at its maturity (whether at fixed maturity or maturity accelerated by reason of a demand for payment from Debtor or a default under the terms of the instrument governing such Indebtedness or any instrument securing the same). The Lender may have immediate recourse against Guarantor for full and immediate performance of any other obligation owed or assigned to Lender at any time that Debtor fails, upon demand, to perform said obligation.

2. The term "Indebtedness" shall mean any and all indebtedness, liabilities and obligations of every kind, nature and description, owed to Lender by Debtor, whether direct or indirect, absolute or contingent, whether now due and owing, or which may hereafter, from time to time, be or become due and owing, whether heretofore or hereafter created or arising, including all indebtedness evidenced by any promissory note(s) now or hereinafter executed and delivered by Debtor to the Lender and any and all renewals, extensions, increases or modifications thereof, and including, without limitation, reasonable attorney fees, costs and expenses incurred by Lender in connection with the enforcement of this Guaranty and any and all obligations of the Debtor.

3. This is a guarantee of payment, and not of collection, and Guarantor therefore agrees that the Lender shall not be obligated prior to seeking recourse against or receiving payment from Guarantor, to take any action whatsoever against Debtor, or, without limiting the generality of the foregoing, to do any of the following (although the Lender may do so, in whole or in part, at its sole option), the performance of which are hereby unconditionally waived by Guarantor:
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(a)   Take any steps whatsoever to make demand upon or to collect from Debtor or to file any claim of any kind against Debtor; or

(b) Take any steps whatsoever to accept, perfect the Lender's interest in, foreclose upon or realize on collateral security, if any, for the payment of the Indebtedness, or any other guarantee of the Indebtedness; or

(c) In any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

4. Guarantor's liability for payment of the Indebtedness shall be absolute and unconditional, and nothing whatever except actual full payment to the Lender of the Indebtedness shall operate to discharge Guarantor's liability hereunder. Accordingly, Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish the liability of Guarantor for the Indebtedness. Without limiting the generality of the foregoing waiver, Guarantor agrees that none of the following acts, omissions or occurrences shall diminish or impair the liability of Guarantor in any respect (all of which acts, omissions or occurrences may be done without notice to Guarantor of any kind):

(a) Any extension, modification, indulgence, compromise, settlement or variation of any of the terms of the Indebtedness;

(b) The discharge, disaffirmance or release of any obligations of the Debtor or any other person now or hereafter liable on the Indebtedness, by reason of bankruptcy or insolvency laws or otherwise;

(c) The acceptance or release by the Lender of any collateral security or other Guaranty, or any settlement, compromise or extension with respect to any collateral security or other Guaranty or other Guarantor hereunder;

(d) The application or allocation by the Lender of payments, collections or credits on the Indebtedness or any other obligations of the Debtor to the Lender;

(e)   The creation of any new Indebtedness by Debtor,

(f) The making of a demand, or absence of demand, for payment of the Indebtedness, or giving, or failing to give, any notice of dishonor or protest or any other notice;

(g) The death of any Guarantor as to the obligations of such Guarantor's estate under this Guaranty or of any other Guarantor hereunder;

(h) The validity, legality or enforceability of the Indebtedness or this Guaranty;

(i) Any law, regulation or decree now or hereafter in effect that might in any manner affect any of the terms or provisions of the Indebtedness or any of the rights of Lender under


                                         -2-

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the Indebtedness or this Guaranty as against the Debtor or as against any other party to any part of the Indebtedness;

(j) The merger or consolidation of Debtor or Guarantor into or with any corporation or any sale or transfer by the Debtor or Guarantor of all or any part of its property;

(k) Any other circumstance whatsoever that might in any manner vary the risk of Guarantor hereunder or otherwise constitute a legal or equitable discharge of a surety or guarantor.

5.    Guarantor unconditionally waives:

(a) Any subrogation to the rights of the Lender against the Debtor, until the Indebtedness has been paid in full;

(b) Any claim, right or remedy which Guarantor may now have or hereafter acquire against Debtor, until the Indebtedness have been paid in full;

(c)   Any acceptance of this Guaranty;

(d) Any set-offs or counterclaims against the Lender which would otherwise impair the Lender's rights against Guarantor; and

(e) Any notice of the disposition of any collateral security and any right to object to the commercial reasonableness of the disposition of any such collateral security.

6. Guarantor hereby authorizes the Lender to obtain credit reports and conduct credit and asset investigations on Guarantor so long as any Indebtedness exists.

7. This Guaranty shall inure to the benefit of the Lender and its successors and assigns, including each and every holder or owner of any of the Indebtedness guaranteed hereby. In the event that there shall be more than one such holder or owner, this Guaranty shall be deemed a separate contract with each holder and owner. In the event that any person other than the Lender shall become a holder or owner of any of the Indebtedness, each reference to the Lender hereunder shall be construed as if it referred to each such holder or owner.

8. This Guaranty shall be binding upon Guarantor and his successors and assigns, and shall continue in effect until Guarantor shall deliver to the Lender (and each other holder or owner of the Indebtedness) thirty (30) days advance written notice of termination, which delivery of notice must be acknowledged in writing by Lender to be effective; provided that this Guaranty shall continue in effect thereafter with respect to all Indebtedness in existence on the effective date of such termination (including all extensions and renewals thereof and all subsequently accruing interest and other charges thereon) until all such Indebtedness shall be fully paid.

9. Guarantor agrees that recourse may be had against his earnings and separate property for all of Guarantor's obligations under this Guaranty.

                                         -3-

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10.   Guarantor warrants and represents to the Lender that any and all financial statements concerning his personal financial condition delivered to the Lender are true and correct in all material respects as of the date of such statements, and if such statements are not current, that there has been no material adverse change in the financial situation of Guarantor from the date of such statement to the date of deliver of this Guaranty to the Lender. Guarantor acknowledges that in accepting this Guaranty, the Lender has relied upon any such financial statements, and Guarantor agrees to provided the Lender a statement of his current financial condition in a form satisfactory to the Lender at least annually upon the Lender's request.

11. The liability of each Guarantor executing this Guaranty shall be joint and several and the term "Guarantor" shall mean each and all such Guarantors. Masculine terms, as used herein, shall also refer where applicable to the feminine gender and the neuter gender and the singular reference shall also include the plural of any word, if the context so requires.

12. No modifications, recision, waiver, release or amendment of any provision of this Continuing Guaranty shall be made or accepted, except by a written agreement duly executed by Guarantor and Lender.

13. This Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State in which this Guaranty is executed.

14. THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO THE LENDER BY GUARANTOR, JOINTLY AND SEVERALLY, WITHOUT ANY DURESS OR COERCION, AND AFTER GUARANTOR, JOINTLY AND SEVERALLY, HAS EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTOR, JOINTLY AND SEVERALLY, HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY.

                                  United Landers, Inc.

/s/ George G. Lowrance            /s/ Carl Spielvogel
- ----------------------            ------------------------
Attest                            By:  Carl Spielvogel
                                  Its:  Chairman & CEO

Date:  August 15, 1995
                                  375 Park Avenue
                                  New York, New York 10152


Loan #


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